Prospectus

April 30, 2025

(as revised January 29, 2026)

Sprott Gold Equity Fund Investor Class (Nasdaq: SGDLX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Summary Information — Sprott Gold Equity Fund

Investment Objective

The Sprott Gold Equity Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.89%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.46%

Example

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund had a portfolio turnover rate equal to 26% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets, that are primarily engaged in mining or processing gold. A company is primarily engaged if it earns over 50% of its revenue or profit; or has over 50% of its assets related to the mining or processing gold. The Fund may also invest in gold bullion and other precious metals, i.e., silver and platinum (“Other Precious Metals”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research-based value orientation of Sprott Asset Management USA, Inc. (the “Adviser”) helps the portfolio managers find companies which have good businesses; the Adviser’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value (“NAV”). In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder-oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

The Fund may engage in securities lending.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Gold Risk. Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

Gold Mining Industry Risk. The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

Commodity Risk. The Fund may invest in companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations and the possibility of tariffs. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on those companies.

Credit (or default) Risk. The issuer of a debt security may be unable to make timely payments of principal or interest or may default on the debt. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Foreign Securities Risk. The value of foreign currencies may decline relative to the U.S. dollar. A foreign government may expropriate the Fund’s assets. Political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline. These risks associated with non-U.S. securities are more likely in the securities of companies located in emerging markets. The laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

Australia. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Canada. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Inflation Risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the Fund’s ability to maintain a stable net asset value.

Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Manager Risk. The Fund’s portfolio managers may use an investment strategy that does not achieve the Fund’s objective or may fail to execute the Fund’s investment strategy effectively. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide.

Non-Diversification Risk. A non-diversified mutual fund and therefore, compared to a diversified mutual fund, the Gold Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified mutual fund is that the fund may be more sensitive to changes in the market value of a single issuer. The impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Gold Fund’s net asset value. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Political Risk. Political or social instability or revolution in certain countries in which the Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Restricted Securities Risk. The Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Tax Risk. The Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”) if it derives more than 10% its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Valuation Risk. The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid, or which may become illiquid.

Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

Who may want to invest in the Sprott Gold Equity Fund?

●	investors who want a diversified portfolio; however diversified is not intended to indicate that the Gold Fund is a diversified fund under the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)

●	long-term investors with a particular goal, such as saving for retirement

●	investors who want potential growth over time

●	investors who can tolerate short-term fluctuations in net asset value (“NAV”) per share; and

●	investors seeking long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital.

Keep in mind that mutual fund shares:

●	are not deposits of any bank;

●	are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency; and

●	are subject to investment risks, including the possibility that you could lose money.

Performance

The Tocqueville Gold Fund (the “Predecessor Fund”) was reorganized on January 17, 2020, then a series of The Tocqueville Trust, into a series of Sprott Funds Trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information prior to January 17, 2020 is that of the Predecessor Fund. The following chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year (on a calendar year basis), and the table shows how the Fund’s average annual returns for the 1 year, 5 years and 10 years ended December 31, 2024 compare with those of the Philadelphia Stock Exchange Gold and Silver Sector Total Return Index and the S&P 500® Total Return Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. In particular, in 2016, the performance of the Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable. Updated performance information will be available at no cost by visiting www.sprott.com or by calling 1-844-940-4653.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	59.10%	(June 30, 2020)
Lowest Quarterly Return	-26.89%	(June 30, 2022)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

For periods ended December 31, 2024

Sprott Gold Equity Fund	1 Year	5 Years	10 Years
Investor Class – Return Before Taxes	20.58%	4.39%	4.88%
Investor Class – Return After Taxes on Distributions	20.58%	4.40%	4.89%
Investor Class – Return After Taxes on Distributions and Sale of Fund Shares	12.18%	3.43%	3.90%
Philadelphia Stock Exchange Gold and Silver Sector Total Return Index[1] (reflects no deduction for fees, expenses or taxes)	10.82%	6.85%	8.45%
S&P 500 Total Return Index[1] (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

1.	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

Management

Adviser

Sprott Asset Management USA, Inc. is the investment adviser to the Fund.

Portfolio Managers

John Hathaway, Senior Portfolio Manager of Sprott Asset Management USA, Inc., was a portfolio manager or a co-portfolio manager of the Predecessor Fund since its inception in 1997 and has been a portfolio manager of the Fund since its inception in January 2020. Maria Smirnova, Senior Portfolio Manager of Sprott Asset Management LP and an associated person of Sprott Asset Management USA, Inc., has served as a portfolio manager of the Fund since December 2020. Shree Kargutkar, Portfolio Manager of Sprott Asset Management LP and an associated person of Sprott Asset Management USA, Inc., has served as portfolio manager of the Fund since December 2020. Justin Tolman, Portfolio Manager of Sprott Asset Management USA, Inc. has served as portfolio manager of the Fund since March 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares by mail to Sprott Asset Management PO Box 219162 Kansas City, MO 64121-9162 (for regular mail) or Sprott Asset Management 801 Pennsylvania Ave Suite 219162 Kansas City, MO 64105-1307 (for overnight mail), or by telephone at 1-844-940-4653, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. Individuals resident outside the United States are generally not eligible to invest in the Fund.

Tax Information

Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, that does not employ borrowed funds in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Fund’s investment objective is fundamental and cannot be changed without a shareholder vote. The Fund’s investment policy is not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment, unless otherwise provided in the Prospectus or Statement of Additional Information (“SAI”). Changes in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Additional Information About Investment Strategies

The investment strategy of the Fund is value oriented and contrarian.

The Fund seeks companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research-based value orientation of the Adviser helps the portfolio managers find companies which have good businesses; the Adviser’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financing parameters, including, historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, clear strategy, free cash flow, large insider ownership, and shareholder-oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. We consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of companies located throughout the world that are engaged in mining or processing gold. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. A company is primarily engaged if it earns over 50% of its revenue or profit; or has over 50% of its assets related to the mining or processing gold. The Fund may also invest in gold bullion and other precious metals, i.e., silver and platinum and securities of companies that are engaged in mining or processing other precious metals (“other precious metal securities”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals. The Fund’s investments may include foreign securities, both in developed and emerging markets, and small- and mid-capitalization issuers.

The Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Adviser believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

The Fund may engage in securities lending.

Diversification Status

The Fund is classified as a non-diversified investment company and is not subject to these percentage restrictions. The Fund’s classification as a non-diversified investment company is a non-fundamental policy and may be changed by the Board of Trustees without obtaining shareholder approval.

Borrowing

The Fund, from time to time, may borrow from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. Any such borrowings will be consistent with the restrictions set out in this Prospectus and applicable 1940 Act rules and regulations.

Temporary Investments

When current market, economic, or political conditions are unsuitable for the Fund’s investment objective, or in other appropriate circumstances, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high-quality short-term money market instruments. The result of employing this type of temporary defensive strategy is that the Fund may not achieve its investment objective.

Additional Investment Techniques

In addition to the techniques described above, the Fund may employ investment techniques that are not principal investment strategies of the Fund. The Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Fund may sell securities short “against the box”. The Fund may invest in futures and options on securities, indices and currencies and use such securities to hedge risk. Each of these investment techniques and other non-principal investment strategies is subject to certain limitations and restrictions and involves additional risks which are described in more detail in the SAI.

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Gold Risk. Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

Gold Mining Industry Risk. The Fund may be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold mining industry. Also, gold mining companies are highly dependent on the price of gold bullion. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

Commodity Risk. The Fund may invest in companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations and the possibility of tariffs. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on those companies.

Credit (or default) Risk. The issuer of a debt security may be unable to make timely payments of principal or interest or may default on the debt. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Interest Rate Risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the Fund’s ability to maintain a stable net asset value. This risk may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons may be swift and significant.

Foreign Securities Risk. The value of foreign currencies may decline relative to the U.S. dollar. A foreign government may expropriate the Fund’s assets. Political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline. These risks associated with non-U.S. securities are more likely in the securities of companies located in emerging markets.

Australia. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Canada. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Inflation Risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Legal and Regulatory Risk. The laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Manager Risk. The Fund’s portfolio managers may use an investment strategy that does not achieve the Fund’s objective or may fail to execute the Fund’s investment strategy effectively. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Non-Diversification Risk. A non-diversified mutual fund and therefore, compared to a diversified mutual fund, the Gold Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified mutual fund is that the fund may be more sensitive to changes in the market value of a single issuer. The impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Gold Fund’s net asset value. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Political Risk. Political or social instability or revolution in certain countries in which the Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Restricted Securities. The Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Tax Risk. The Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”) if it derives more than 10% its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Valuation Risk. The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid, or which may become illiquid.

Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Disclosure of Portfolio Holdings

The Fund discloses its calendar quarter end portfolio holdings on the Fund’s website, www.sprott.com, no earlier than 5 calendar days after the end of each quarter. The Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Fund’s website at least until it is updated for the next month or quarter, respectively, or until the Fund files with the SEC its semi-annual or annual shareholder reports or Form N-PORT that includes such period. The most recent portfolio schedules are available on the Fund’s website, as noted above, or by calling toll free at 1-844-940-4653. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. Form N-PORT is available on the SEC’s website at www.sec.gov.

Fund Management

Adviser

Sprott Asset Management USA, Inc., located at 320 Post Road, Suite 230, Darien, Connecticut 06820, serves as the investment adviser to the Fund. As of December 31, 2024, Sprott and its affiliates has $31.5 billion assets under management. Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

For the performance of its services under the investment advisory agreements, the Adviser receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

A discussion regarding the Board of Trustees’ basis for the most recent approval of the Advisory Agreement with respect to the Fund is available in the Fund’s semi-annual shareholder report for the period ended June 30, 2024.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Shares of the Fund.

John Hathaway has served as portfolio manager of the Fund since its inception in January 2020. Mr. Hathaway is a Portfolio Manager of Sprott Hathaway Special Situations Strategy and Co-Portfolio Manager of the Sprott Gold Equity Fund. Previously, Mr. Hathaway joined Tocqueville Asset Management L.P. in 1997 where he was a Co-Portfolio Manager of the Tocqueville Gold Fund as well as other investment vehicles in the Tocqueville Gold Equity Strategy. He was also the Portfolio Manager of private funds. Prior to joining Tocqueville, Mr. Hathaway co-founded and managed Hudson Capital Advisors followed by seven years with Oak Hall Advisors as the Chief Investment Officer in 1986. In 1976, he joined the investment advisory firm David J. Greene and Company, where he became a Partner. Mr. Hathaway began his career in 1970 as an Equity Analyst with Spencer Trask & Co. Mr. Hathaway earned a B.A. from Harvard College and an MBA from the University of Virginia. Mr. Hathaway was also the Chairman of Tocqueville Management Corporation, the General Partner of Tocqueville. He also holds the CFA® designation.

Maria Smirnova has served as portfolio manager of the Fund since December 2020. She has 20 years of investment experience. She first joined Sprott Asset Management LP in 2005 as a research associate supporting the metals and mining team. She currently serves as Chief Investment Officer of the firm and as Lead Portfolio Manager of Sprott Silver Equities Class and Co-Portfolio Manager of Sprott Gold and Precious Minerals Fund. Prior to joining Sprott, Ms. Smirnova served as a Product Development Analyst at Fidelity Investments. Ms. Smirnova holds a Master of Business Administration degree from the Rotman School of Management, University of Toronto, and a Bachelor of Commerce degree from the University of Toronto. She has been a CFA® charterholder since 2002.

Shree Kargutkar has served as portfolio manager of the Fund since December 2020. He has more than 10 years of investment experience. He began his career at Sprott Asset Management in May 2010. During his time at Sprott, he has run both long-only and long-short strategies. Mr. Kargutkar specializes in precious metals and commodities investing. He also leverages his expertise in derivatives across various mandates and implements strategies for risk mitigation, income generation and improving upside capture. He obtained his MBA from the University of Toronto in 2011. Mr. Kargutkar holds a B.A. Hons (Psychology) from York University and is a CFA® charterholder.

Justin Tolman has served as portfolio manager of the Fund since March 2024. He has more than 25 years of mining industry experience and more than 6 years of investment experience. He first joined Sprott, Inc. in 2018 as an economic geologist and buy-side analyst. He currently serves as a Senior Portfolio on Sprott Hathaway Special Situations Strategy and a Lead Portfolio Manager on the Sprott Critical Materials Strategy. Prior to joining Sprott, Mr. Tolman held senior roles with global mining and exploration companies. He obtained his MBA from La Trobe University, Melbourne in 2007. Mr. Tolman holds a BSc Hons 1st Class (Economic Geology) from James Cook University.

Shareholder Information

How the Fund Values Shares

The Fund’s share price, called its net asset value (“NAV”), is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (a “Fund Business Day”). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of the Fund’s investments as of the close of trading, plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day. If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The Adviser has been designated by the Board of Trustees of the Sprott Funds Trust as the “Valuation Designee” for the Fund pursuant to Rule 2a-5 under Investment Company Act.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the NAV of the Fund’s shares may change on days when you are not able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund values money market securities at market price. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Securities for which market quotations are not readily available are valued by the Valuation Designee at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees. In determining fair value, the Valuation Designee will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available, and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Adviser may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Valuation Designee believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Valuation Designee of behalf of the Fund may engage a third-party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact, and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

You can obtain the NAV of the Fund by calling 1-844-940-4653, or by visiting the Fund’s website at www.sprott.com.

Investment Minimums

Minimum Initial Investment
Regular (non-retirement)	$1,000	*
Retirement Account	$250
Minimum Subsequent Investment	$100

*	The Fund may reduce or waive the minimum investment requirement in some cases.

Distribution of Fund Shares

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”). Pursuant to the Plan, the Fund will pay Rule 12b-1 distribution and service fees of 0.25% per annum of its average daily net assets to Sprott Global Resource Investments Ltd. (the “Distributor”). The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources, make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

How to Buy and Sell Shares

How to Purchase Shares of the Fund

You may purchase shares of the Fund through:

●	The Fund’s distributor, Sprott Global Resource Investments Ltd.

●	Authorized securities dealers

●	The Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”)

ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, is the Fund’s transfer agent and in such capacity will provide the Fund with certain transfer agency services.

Shares of the Fund have not been registered for sale outside of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. The Fund generally does not sell shares to investors residing outside the United States, Puerto Rico, Guam, and the U.S. Virgin Islands, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Methods of Payment

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. The Fund may refuse to accept certain other forms of payment at its discretion. To purchase by check, you should:

●	Complete and sign the account application

●	Write a check payable to Sprott Funds Trust — Sprott Gold Equity Fund

●	Send your account application and check or exchange request to one of the following addresses:

Regular Mail:

Sprott Asset Management

PO Box 219162

Kansas City, MO 64121-9162

Overnight Mail or Express:
Sprott Asset Management
801 Pennsylvania Ave Suite 219162
Kansas City, MO 64105-1307

To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire: To purchase by wire, the Transfer Agent must have received a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading on the NYSE to be eligible for same day pricing. The Fund and ALPS Fund Services, Inc. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Call the Transfer Agent at 1-844-940-4653 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

Sprott Asset Management PO Box 219162 Kansas City, MO 64121-9162 ABA# 102000607	Credit: ALPS Fund Services, Inc. Account #:8097592052 Further credit: Sprott Gold Equity Fund Shareholder name and account number:

By Internet: Log onto www.sprott.com, print and complete the application and send it along with a check payable to Sprott Gold Equity Fund. Please mail your application and your check via regular, overnight or express mail to the addresses listed under Methods of Payment — By Check.

By Telephone: To purchase additional shares by telephone, the Transfer Agent must have received a completed account application where you accepted telephone transaction privileges. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. After your account has been open for up to 7 business days, you may purchase additional shares by calling 1-844-940-4653. Telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Each purchase must be $100 or more. You must have banking information established on your account prior to making a purchase. The Fund will process your purchase order for same day pricing if received by the close of regular trading on the NYSE.

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of the Fund. The minimum is $100 per transaction. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH network. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent at least 5 days prior to the effective date.

The Fund reserves the right to refuse any purchase or exchange order. In addition, the Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control (“OFAC”) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund does not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

Anti-Money Laundering Program: In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-844-940-4653 if you need additional assistance when completing your account application.

Householding: In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free 1-844-940-4653 to request individual copies of these documents or if your shares are held through a financial institution, please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property: It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-844-940-4653 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

How to Redeem Shares

You may redeem shares by mail or telephone. Payment for shares redeemed will typically be sent on the following business day, but no later than the seventh calendar day after receipt of the redemption request provided the request is in “good order.” A redemption request is in “good order” if it complies with the following:

●	if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below; and

●	your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check or electronic funds transfer through the ACH network, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the purchase amount clears, whichever occurs first.

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request unless the Fund has suspended your right of redemption. The Fund may stop redeeming its shares or postpone payment beyond seven days when the NYSE is closed, when trading on NYSE is restricted (as determined by the SEC), when an emergency exists (as determined by the SEC) and the Fund cannot sell its portfolio securities or accurately determine the values of its assets, or the SEC orders the Fund to suspend redemptions.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above and may also be used during periods of stressed market conditions. The Fund also has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

In accordance with the Trust’s frequent trading policies and procedures (see below under “Frequent Trading”), the Fund assesses a 2.00% redemption fee on redemptions of shares held 90 days or less. The redemption fee will not apply to redemptions of shares where: (i) the redemption (including a redemption resulting from an exchange) is made from any employer-sponsored retirement plans, deferred compensation plans and trusts used to fund those plans; (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through programs that the Adviser has determined have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that effective anti-short-term trading policies and procedures are in place; (iii) the shares were purchased through the reinvestment of dividends or other distributions; (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan; (vi) the shares redeemed were purchased as part of an Automatic Investment Plan; (vii) the shares were purchased through a broker/dealer sponsored wrap program and/or a fee-based account maintained for clients of certain financial intermediaries who have entered into selling agreements with the Fund’s distributor including programs and/or fee based accounts that make available single share classes; and (viii) a redemption is initiated by the Fund. Shareholders who purchase shares of the Fund through financial intermediaries may be charged a separate redemption fee by those intermediaries.

In connection with redemptions in the Fund, the Trust will use the first-in, first out (“FIFO”) method to determine the 90-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 days or less, the redemption fee will be assessed. In determining “90 days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, Fund shares purchased on March 29, 2024, for example, will be subject to the fee if they are redeemed on or prior to June 27, 2024. If they are redeemed after June 27, 2024, the shares will not be subject to the redemption fee.

Shareholders who have a Retirement Account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at 1-844-940-4653. IRA investors will be asked whether or not to withhold taxes from any distribution. For additional information regarding Retirement Account redemptions, please call the Transfer Agent at 1-844-940-4653.

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

●	Provide your name and account number;

●	Specify the number of shares or dollar amount and the Fund name and class;

●	Sign the redemption request (the signature must be the same as the one on your account application);

●	Make sure all parties that are required by the account registration sign the request; and

●	Send your request to the appropriate address above under purchasing by mail.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required to redeem shares in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

●	When a redemption request is received by the Transfer Agent and the account address has been changed within the last 15 calendar days;

●	For all redemptions in excess of $1,000,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature requirement at their discretion. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.

By Telephone: You may redeem your shares of the Fund in any amount up to $1,000,000 by telephone if you accepted telephone privileges on your account application, or if you provided a written request for telephone redemption. A signature guarantee or other acceptable signature authentication may be required to add this service. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To redeem by telephone, call the Transfer Agent at 1-844-940-4653 and provide your name and account number, amount of redemption and name of the Fund. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). For your protection against fraudulent telephone transactions, the Fund will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Fund will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone trades must be received by or prior to market close to receive that day’s NAV. Please allow sufficient time to place your telephone transaction. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Redemption requests exceeding $1,000,000 must be made in writing (see “By mail” above).

Investments Through Securities Dealers: Investors may buy and sell shares of the Fund through securities dealers or brokers, or, to the extent applicable, the agents or authorized designees (including other securities dealers) of such securities dealers or brokers, that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Securities Dealers”). Securities Dealers may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Securities Dealer to determine if it is subject to these arrangements. Accordingly, the net yield to investors who invest through Securities Dealers may be less than an investor would receive by investing in the Fund directly. Securities Dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through Securities Dealers should read this Prospectus in conjunction with the materials provided by the Securities Dealers describing the procedures under which Fund shares may be purchased and redeemed through the Securities Dealers. For any questions concerning the purchase or redemption of Fund shares through a Securities Dealer, please call your Securities Dealer or the Fund (toll free) at 1-844-940-4653.

Certain qualified Securities Dealers may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on the Fund Business Day. The Fund will be deemed to have received an order when the Securities Dealers receives the order. The investor will then receive the net asset value of the Fund’s shares determined by the close of regular trading on the NYSE, on the day he or she placed his or her order with the qualified Securities Dealer. Orders transmitted by Securities Dealers before the close of the Fund Business Day (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by Securities Dealers. Orders received after such time will not result in execution until the following Fund Business Day. Securities Dealers are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

Sprott Funds Trust discourages short-term or excessive trading (“frequent trading”) of its Fund’s shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Trust has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly traded securities in the U.S., such as high yield bonds and some small capitalization equity security issuers. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund’s procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund’s frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades, or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under “How to Purchase Shares of the Fund,” the Fund reserves the right to refuse any purchase or exchange order for their shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.

Additional Shareholder Services

Systematic Withdrawal Plan: As another convenience, you may redeem your Fund through the Systematic Withdrawal Plan (“Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment must be a minimum of $500. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent in writing or by telephone at least five days prior to the effective date.

A withdrawal under the Plan involves redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Additional Exchange and Redemption Information

Small Accounts: The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Redemption Clearance: The proceeds from a redemption request may be delayed up to 15 calendar days if any portion of the shares to be redeemed represents a recent investment made by check or electronic funds transfer through the ACH network. The shareholder will also be responsible for any losses suffered by the Fund as a result. This delay can be avoided by purchasing shares by wire.

Exchange Limit: In order to limit expenses, or pursuant to the Fund’s frequent trading policies, we reserve the right to limit the total number of exchanges you can make in any calendar year.

Suspension of Redemptions: We may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the SEC.

Verification of Identity: In accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

Dividends, Distributions and Tax Matters

Dividends and Capital Gains Distributions: The Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for the Fund are normally declared and paid at least annually. Net capital gains (if any) for the Fund are also normally declared and paid at least annually.

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. Dividends and capital gains distributions generally will be taxable regardless of the manner in which you choose to receive them. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the Transfer Agent at 1-844-940-4653. You may also submit a written request or an account option change form to change your distribution option to the Fund’s Transfer Agent at Sprott Asset Management PO Box 219162 Kansas City, MO 64121-9162. Any changes should be received by the Transfer Agent at least five days before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend: If you own shares of the Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a partial return of basis (your cost); however, the distribution will be subject to federal, and possibly state and local income taxes.

Tax Matters

The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders at the end of each year.

Qualification as a Regulated Investment Company: The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax law if it distributes its income as required by the law and satisfies certain other requirements that are described in the SAI. If the Fund fails to qualify as a regulated investment company, it will be subject to tax as a regular corporation. There can be no assurance that the distributions of the Fund will eliminate all taxes in all periods at the Fund level.

Distributions to Shareholders: Distributions to shareholders may consist of ordinary income distributions, capital gain distributions and/or returns of capital. Some dividends received by individuals that consist of reported distributions from the Fund’s investment company taxable income may be eligible for the lower tax rates currently applicable to qualified dividends under federal income tax law, for which the maximum federal tax rate is 20% if derived from taxable U.S. corporations or certain foreign corporations and if certain holding periods and other conditions are met. Distributions from the Fund in particular may not qualify as dividends eligible for the preferential tax rate. Short-term capital gains and foreign currency gains derived from sales of securities by the Fund are taxed to shareholders as ordinary income. Capital gain distributions are distributions of the Fund’s net long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions qualify for the reduced rate of tax on long-term capital gains for non-corporate holders regardless how long you have held your shares. Dividends and net capital gains generally are subject to the 3.8% federal tax on net investment income for shareholders in the higher income tax brackets. You will incur taxable income from distributions even if you have them automatically reinvested. A distribution declared in October, November or December to shareholders of record on a specified date in such a month but made in January will be treated for tax purposes as having been distributed on December 31 of the prior year. the Fund may make taxable distributions even during periods in which its share price has declined. State and local income taxes also may apply to distributions from the Fund.

Gain or Loss on Sale of Shares of the Fund: You will generally recognize a gain or loss when you sell your shares of the Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of the Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. Generally, the current maximum federal income tax rate on long-term capital gains for non-corporate holders is 20%. State and local capital gains taxes also may apply.

Foreign Source income and Withholding Taxes: Some of the Fund’s investment income may be subject to foreign income taxes, some of which may be withheld at the source. If the Fund qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities subject to exceptions for fund of funds structures), it may elect to pass-through to shareholders deductions or credits for foreign taxes paid. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. You should consult with your own tax adviser regarding the impact to you of foreign source income.

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

Index Descriptions

S&P 500® Total Return Index: The S&P 500® Total Return Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500® Total Return Index.

Philadelphia Stock Exchange Gold and Silver Sector Index: The Philadelphia Stock Exchange Gold and Silver Index is a good indicator of performance of the common stock of companies in the gold and silver mining industry. You may not invest directly in the Philadelphia Stock Exchange Gold and Silver Index.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the Investor Class shares for the period of the Fund’s operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. The information for each fiscal period prior to the Fund’s reorganization in January 2020 was audited by the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Predecessor Fund’s Annual Report for those periods.

Sprott Gold Equity Fund – Investor Class

For a share outstanding throughout the period.

	Year Ended December 31,					Period November 1, 2020 to December 31,		Year Ended October 31,
Per share operating performace	2024	2023	2022	2021		2020		2020
Net asset value, beginning of period	$42.71	$41.91	$48.34	$54.81		$53.75		$38.74

OPERATIONS:
Net investment income (loss)(b)	(0.21)	(0.23)	(0.20)	(0.09)		(0.05)		(0.42)
Net realized and unrealized gain/(loss)	9.00	1.03	(6.18)	(6.38)		1.11		15.43
Total from investment operations*	8.79	0.80	(6.38)	(6.47)		1.06		15.01

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	—	—	(0.05)	—		—		—
Distributions from net realized gain	—	—	—	—		—		—
Total distributions	—	—	(0.05)	—		—		—
Change in net asset value for the period	8.79	0.80	(6.43)	(6.47)		1.06		15.01
Net asset value, end of period	$51.50	$42.71	$41.91	$48.34		$54.81		$53.75
* Includes redemption fees per share of	0.00 (c)	0.00 (c)	0.01	0.01		0.00	(c)	0.01
Total Return	20.58%	1.91%	(13.21)%	(11.80	)%(d)	2.04	%(e)	38.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (‘000)	$564,317	$536,956	$598,641	$748,684		$964,071		$965,963
Ratio to average net assets:
Expense	1.46%	1.49%	1.44%	1.40%		1.37	%(f)	1.39%
Net investment income (loss)	(0.44)%	(0.55)%	(0.45)%	(0.18)%		(0.57	)%(f)	(0.93)%
Portfolio turnover rate	26%	12%	24%	15%		1	%(e)	34%

(a)	With the approval of the Board effective October 31, 2020, the Fund’s fiscal year end was changed from October 31 to December 31.
(b)	Net investment income/(loss) per share is calculated using the average shares outstanding method.
(c)	Represents less than $0.01.
(d)	Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.
(e)	Not annualized.
(f)	Annualized.

For More Information:

Existing Shareholders or Prospective Investors

Sprott Funds Trust
c/o Sprott Global Resource Investments Ltd.
1910 Palomar Point Way - #200
Carlsbad, CA 92008

Investment Adviser

Sprott Asset Management USA, Inc.
320 Post Road, Suite 230
Darien, CT 06820

Distributor

Sprott Global Resource Investments Ltd.
1910 Palomar Point Way
Suite 200
Carlsbad, CA 92008

Custodian

U.S. Bank, N.A
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Legal Counsel

Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

Transfer Agent and Sub-Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street
Suite 2900
Philadelphia, Pennsylvania 19102

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The Fund’s Registration Statement, including this Prospectus, the SAI and the exhibits may be examined on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. These documents and other information concerning the Trust also may be inspected at the offices of Sprott Asset Management USA, Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820. These documents and other information concerning the Trust also may be inspected at the offices of ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Sprott Asset Management PO Box 219162 Kansas City, MO 64121-9162 or by calling 1-844-940-4653.

Investment Company Act file no. 811-23382.